                                                                    EXHIBIT 99.3



NATIONSCREDIT COMMERCIAL FUNDING
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                     PATENT, TRADEMARK AND LICENSE MORTGAGE

                  This Patent, Trademark and License Mortgage (this "MORTGAGE"), made as of this 20th day of February, 1998, by HAYES CORPORATION, a Delaware corporation, with its chief executive office and principal place of business at 5854 Peachtree Corners East, Norcross, Georgia 30092 ("MORTGAGOR") in favor of NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, with an office at 1177 Avenue of the Americas, 36th Floor, New York, New York 10036 ("MORTGAGEE");

                              W I T N E S S E T H:

                  WHEREAS, Mortgagee and Mortgagor are parties to a certain Loan and Security Agreement of even date herewith (as amended from time to time, the "LOAN AGREEMENT"), which Loan Agreement provides, among other things, (i) for Mortgagee to, from time to time, extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee of a security interest in substantially all of Mortgagor's assets, including, without limitation, the patents, patent applications, trademarks, trademark applications, tradenames, service marks, service mark applications, goodwill and certain licenses of Mortgagor;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Mortgagor agrees as follows:

                  1. CAPITALIZED TERMS. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

                  2. MORTGAGE OF PATENTS, TRADEMARKS AND LICENSES. To secure the complete and timely satisfaction of all of the Obligations, Mortgagor hereby grants, bargains, assigns, mortgages, creates a security interest in, pledges, transfers and conveys to Mortgagee, as and by way of a mortgage and security interest having priority over all other security interests, all of Mortgagor's right, title and interest in and to all of its now existing and hereafter created or acquired:

                  (a) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
         (ii) all income, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses
         (i)-(iv)


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NATIONSCREDIT COMMERCIAL FUNDING          PATENT, TRADEMARK AND LICENSE MORTGAGE
--------------------------------------------------------------------------------

         of this subsection 2(a), are sometimes hereinafter referred to individually as a "PATENT" and, collectively, as the "PATENTS");

                  (b) trademarks, trademark registrations, trademark applications, tradenames and tradestyles, service marks, service mark registrations and service mark registration applications, including, without limitation, the trademarks, tradenames, service marks, registrations and applications for registration listed on Exhibit B attached hereto and hereby made a part hereof, and (i) renewals or extensions thereof, (ii) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, tradenames and tradestyles, service marks and applications and registrations thereof, together with the items described in clauses (i)-(iv) of this subsection 2(b), are sometimes hereinafter referred to individually as a "TRADEMARK", and, collectively, as the "TRADEMARKS" PROVIDED, however, that the terms Trademark or Trademarks shall not include any marks that Mortgagor presently intends to use and for which Mortgagor has filed an intent-to-use application with the United States Patent and Trademark Office, subject to Paragraph 5 below;

                  (c) all license agreements with respect to any of the Patents or the Trademarks or any other patent, trademark, service mark or any registration or application for registration or any other tradename or tradestyle between Mortgagor and any other party, whether Mortgagor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof, and excluding all license agreements which, according to their terms, may not be assigned without the prior written consent of the licensors thereto (all of the foregoing license agreements and Mortgagor's rights thereunder are referred to collectively as the "LICENSES"); and

                  (d) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

                  Upon the occurrence of an Event of Default, Mortgagee shall have the power, to the extent permitted by law, to sell the Patents, Trademarks and Licenses.

                  3. WARRANTIES, REPRESENTATIONS AND COVENANTS. Mortgagor warrants and represents to Mortgagee that:

                  (a) None of the Patents, Trademarks and Licenses have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting;

                  (b) Each of the Patents, Trademarks and Licenses is valid and enforceable;

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NATIONSCREDIT COMMERCIAL FUNDING          PATENT, TRADEMARK AND LICENSE MORTGAGE
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                  (c) Mortgagor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, Trademarks and Licenses, free and clear of any liens, charges and encumbrances, including, without limitation, licenses, shop rights and covenants by Mortgagor not to sue third persons;

                  (d) Mortgagor has adopted, used and is currently using, or has a current bona fide intention to use, all of the Trademarks;

                  (e) Mortgagor has no notice of any suits or actions commenced or threatened with reference to any of the Patents, Trademarks or Licenses; and

                  (f) Mortgagor has the right to execute and deliver this Mortgage and perform its terms.

                  4. RESTRICTIONS ON FUTURE AGREEMENTS. Mortgagor agrees that until the Obligations shall have been satisfied in full and the Loan Agreement shall have been terminated, Mortgagor shall not sell or assign its interest in, or grant any license under, the Patents, Trademarks or Licenses, or enter into any other agreement with respect to the Patents, Trademarks or Licenses which is inconsistent with the obligations under this Mortgage, without the prior written consent of Mortgagee, and Mortgagor further agrees that it shall not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Mortgagee under this Mortgage.

                  5. NEW PATENTS, TRADEMARKS, AND LICENSES. Mortgagor represents and warrants that the Patents, Trademarks and Licenses listed on Exhibits A, B and C, respectively, constitute all of the Patents and Trademarks now owned by, and Licenses granted by or to, Mortgagor. If, before the Obligations shall have been satisfied in full or before the Loan Agreement has been terminated, Mortgagor shall (i) obtain rights to any new patentable inventions, Patents, Trademarks or Licenses, or (ii) become entitled to the benefit of any Patents, Trademarks, or Licenses or any improvement on any Patent, the provisions of this Mortgage shall automatically apply thereto and Mortgagor shall give to Mortgagee prompt written notice thereof. Mortgagor hereby authorizes Mortgagee to modify this Mortgage by amending Exhibits A, B and C, as applicable, to include any such Patents, Trademarks and Licenses.

                  6. ROYALTIES; TERM. The term of the mortgages granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Trademarks and Licenses assigned hereunder, and (ii) the date upon which all of the Obligations have been paid in full and the Loan Agreement has been terminated. Upon the occurrence of an Event of Default, Mortgagor agrees that the use by Mortgagee of all Patents, Trademarks and Licenses shall be worldwide and without any liability for royalties or other related charges from Mortgagee to Mortgagor.

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NATIONSCREDIT COMMERCIAL FUNDING          PATENT, TRADEMARK AND LICENSE MORTGAGE
--------------------------------------------------------------------------------


                  7. GRANT OF LICENSE TO MORTGAGOR. Unless and until an Event of Default shall have occurred, Mortgagee hereby grants to Mortgagor the exclusive, nontransferable right and license to use the Trademarks in the ordinary course of its business, to exercise Mortgagee's rights under the Licenses, and to make, have made, use and sell the inventions disclosed and claimed in the Patents for Mortgagor's own benefit and account. Mortgagor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Mortgagor in this Section 7, without the prior written consent of Mortgagee. Upon the occurrence of an Event of Default, Mortgagor's license with respect to the Patents, Trademarks and Licenses set forth in this
Section 7 shall terminate forthwith.

                  8. MORTGAGEE'S RIGHT TO INSPECT. Mortgagee shall have the right, at any time and from time to time during normal business hours and prior to payment in full of the Obligations and termination of the Loan Agreement, to inspect Mortgagor's premises and to examine Mortgagor's books, records and operations, including, without limitation, Mortgagor's quality control processes. Mortgagor agrees (i) to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with the quality of said products as of the date hereof and (ii) to provide Mortgagee, upon Mortgagee's request from time to time, with a certificate of an officer of Mortgagor certifying Mortgagor's compliance with the foregoing. Upon the occurrence of an Event of Default, Mortgagor agrees that Mortgagee, or a conservator appointed by Mortgagee, shall have the right to establish such additional product quality controls as Mortgagee, or said conservator, in its sole judgment, may deem necessary to assure maintenance of the quality of products sold by Mortgagor under the Trademarks.

                  9. RELEASE OF MORTGAGE. This Mortgage is made for collateral purposes only. Upon payment in full of the Obligations and termination of the Loan Agreement, Mortgagee shall execute and deliver to Mortgagor all deeds, assignments and other instruments, and shall take such other actions, as may be necessary or proper to re-vest in Mortgagor full title to the Patents, Trademarks and Licenses, subject to any disposition thereof which may have been made by Mortgagee pursuant hereto or pursuant to the Loan Agreement.

                  10. EXPENSES. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Mortgagor. All fees, costs and expenses, of whatever kind or nature, including attorneys' and paralegals' fees and legal expenses, incurred by Mortgagee in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents, Trademarks and Licenses, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and Licenses, shall be borne by and paid by Mortgagor on demand by Mortgagee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate applicable to the Loans from time to time.

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NATIONSCREDIT COMMERCIAL FUNDING          PATENT, TRADEMARK AND LICENSE MORTGAGE
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                  11. DUTIES OF MORTGAGOR. To the extent deemed necessary in the exercise of Mortgagor's reasonable business judgment, Mortgagor shall have the duty (i) to prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or thereafter until the Obligations shall have been paid in full, (ii) to make application on unpatented but patentable inventions and on Trademarks and service marks, as appropriate, (iii) to preserve and maintain all rights in the Patents, Trademarks and Licenses, and
(iv) to ensure that the Patents, Trademarks and Licenses are and remain enforceable. Any expenses incurred in connection with Mortgagor's obligations under this Section 11 shall be borne by Mortgagor. To the extent deemed necessary in the exercise of Mortgagor's reasonable business judgment, Mortgagor shall not abandon any right to file a Patent, Trademark or service mark application, or abandon any pending patent application, or any other Patent, Trademark or License without the written consent of Mortgagee.

                  12. MORTGAGEE'S RIGHT TO SUE. After the occurrence of an Event of Default, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, Trademarks and Licenses, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 12.

                  13. WAIVERS. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  14. SEVERABILITY. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Mortgage in any jurisdiction.

                  15. MODIFICATION. This Mortgage cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

                  16. CUMULATIVE REMEDIES; POWER OF ATTORNEY; EFFECT ON LOAN AGREEMENT. All of Mortgagee's rights and remedies with respect to the Patents, Trademarks and Licenses, whether established hereby or by the Loan Agreement, or by any other

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NATIONSCREDIT COMMERCIAL FUNDING          PATENT, TRADEMARK AND LICENSE MORTGAGE
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agreements or by law shall be cumulative and may be exercised singularly or concurrently. Upon the occurrence of an Event of Default, Mortgagor hereby authorizes Mortgagee to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its sole discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (i) endorse Mortgagor's name on all applications, documents, papers and instruments necessary or desirable for Mortgagee in the use of the Patents, Trademarks and Licenses, (ii) take any other actions with respect to the Patents, Trademarks and Licenses as Mortgagee deems to be in its best interest, (iii) grant or issue any exclusive or non-exclusive license under the Patents, Trademarks or Licenses to anyone, or
(iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks or Licenses to anyone. Mortgagor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until the Obligations shall have been paid in full and the Loan Agreement has been terminated. Mortgagor acknowledges and agrees that this Mortgage is not intended to limit or restrict in any way the rights and remedies of Mortgagee under the Loan Agreement but rather is intended to facilitate the exercise of such rights and remedies. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Loan Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code (or such other applicable law) as enacted in any jurisdiction in which the Patents, Trademarks or Licenses may be located.

                  17. BINDING EFFECT; BENEFITS. This Mortgage shall be binding upon Mortgagor and its successors and permitted assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

                  18. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  19. CONSENT TO FORUM AND WAIVERS. MORTGAGOR HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES WITH RESPECT TO THIS MORTGAGE AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND CONSENTS THAT ALL SERVICE OF PROCESS UPON MORTGAGOR BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO MORTGAGOR AT THE ADDRESS SET FORTH AT THE BEGINNING OF THIS MORTGAGE AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. MORTGAGOR HEREBY AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY MORTGAGOR AGAINST MORTGAGEE OR ANY MATTER ARISING OUT OF THIS MORTGAGE SHALL BE BROUGHT


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NATIONSCREDIT COMMERCIAL FUNDING          PATENT, TRADEMARK AND LICENSE MORTGAGE
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EXCLUSIVELY IN THE STATE AND FEDERAL COURTS IN NEW YORK. MORTGAGOR HEREBY
WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION OR PROCEEDING AGAINST MORTGAGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  20. HEADINGS. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

                  21. FURTHER ASSURANCES. Mortgagor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Mortgagee shall reasonably request from time to time in order to carry out the purpose of this Mortgage and agreements set forth herein.

                  22. SURVIVAL OF REPRESENTATIONS. All representations and warranties of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall be remade on the date of each borrowing under the Loan Agreement.

                  IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage in favor of Mortgagee as of the date first written above.

                                                          HAYES CORPORATION

                                                          By /s/ Dennis C. Hayes
                                                             -------------------
                                                          Its Chairman
                                                             -------------------

AGREED AND ACCEPTED THIS
20th day of February, 1998.

NATIONSCREDIT COMMERCIAL CORPORATION,
THROUGH ITS NATIONSCREDIT COMMERCIAL
FUNDING DIVISION



By /s/
   -----------------------------------
Its
   -----------------------------------

STATE OF___________________)
                           ) SS
COUNTY OF__________________)

                  The foregoing Patent, Trademark and License Mortgage was executed and acknowledged before me this ____ day of February, 1998, by _______________________, personally known to me to be the _______________ of
HAYES CORPORATION, a Delaware corporation, on behalf of such corporation.




                                  ----------------------------------------------
                                  Notary Public

                                  My Commission expires:

                                  ----------------------------------------------

STATE OF___________________)
                           ) SS
COUNTY OF__________________)



                  The foregoing Patent, Trademark and License Mortgage was executed and acknowledged before me this ____ day of February, 1998, by _______________________, personally known to me to be the ____________________
of NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, on behalf of such corporation.

                                  ----------------------------------------------
                                  Notary Public

                                  My Commission expires:

                                  ----------------------------------------------






                     AFTER FILING RETURN THIS INSTRUMENT TO:
             Goldberg, Kohn, Bell, Black, Rosenbloom & Mortiz, Ltd.
                        55 East Monroe Street, Suite 3700
                             Chicago, Illinois 60603
                     Attention: Karen Ruth Bieber, Attorney

                                    EXHIBIT A

                                     PATENTS

=======================================================================================================
           PATENT                        FEDERAL REGISTRATION                         REGISTRATION DATE
                                                NUMBER
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

=======================================================================================================

                                    EXHIBIT B

                                   TRADEMARKS

==========================================================================================================
         TRADEMARK                       FEDERAL REGISTRATION                         REGISTRATION DATE
                                                NUMBER
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                                    EXHIBIT C

                                    LICENSES